SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549



                                FORM 8-K


          Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): October 23, 1997


                      WINNERS ALL INTERNATIONAL, INC.
          (Exact name of Registrant as specified in its Charter)


  DELAWARE                          0-20101                     13-3545304
State or other                    (Commission                 (IRS Employer
Jurisdiction of                   File Number)                  ID Number)
Incorporation)

       	3475 Sheridan Street, Suite 301
        Hollywood, Florida                                      33021
    (Address of principal executive offices		      (Zip Code)


      Registrant's telephone number, including area code:  954-964-5553

                                    N/A
        (Former name or former address, if changed since last report.)



























Item  2.	ACQUISITION OR DISPOSITION OF ASSETS

On July 18, 1997, the Registrant's majority owned (99.95349%) subsidiary, Designer Wear, Inc. ("Designer Wear"), entered into an Acquisition Agreement ("DWI/ROK Agreement") with ROK International, Inc. ("ROK International"), a Florida based corporation. An Amendment was executed to the DWI/ROK Agreement on September 5, 1997. A Second Amendment was executed to the DWI/ROK Agreement, as amended, on October 7, 1997. The DWI/ROK Agreement was Closed on October 7, 1997 ("Closing Date").

ROK International has a worldwide trademark license agreement for the worldwide promotion, development and marketing of the Smith & Wesson trademarks on apparel and accessories ("ROK License"). The apparel and accessories categories ("Licensed Categories") in the ROK License include General Apparel and Sportswear, Jeanswear, Woven Sportswear, Shirts, Jackets, Outerwear, Accessories, Hats, Knitted Tops, Boxers, Ties, T-shirts, Leather Accessories, Belts, and Wallets. Pursuant to an amendment to the ROK License
("ROK License Amendment"), Smith & Wesson entered into a trademark license agreement with Multiplinvest for an exclusive license in certain countries in Western Europe, Central America and South America ("Multiplinvest License"). Multiplinvest agreed to pay Smith & Wesson minimum guaranteed royalties over two five year periods under the Multiplinvest License.

Under the ROK License Amendment, ROK International is to receive 50% of the revenue Smith & Wesson receives from the Multiplinvest License for the Licensed Categories in the ROK License described above. ROK International is to receive 25% of the revenue Smith & Wesson receives from the Multiplinvest License for backpacks/sportbags, perfume/cologne and writing products, which categories are not included in the ROK License. ROK International is also to receive 30% of revenues from any other future trademark license agreements entered into between Smith & Wesson and Multiplinvest. The percentage of revenues ROK International is to receive from Smith & Wesson from the Multiplinvest License will be applied to the minimum guaranteed royalties owed by ROK International under the ROK License.

In July 1997, the Registrant acquired Designer Wear, in exchange for 5,370,000 shares of restricted common stock of the Registrant for 2,149,000 shares of common stock of Designer Wear ("WINA/DWI Acquisition"). Prior to such acquisition of Designer Wear by the Registrant, Designer Wear had agreed to acquire all of the outstanding shares of common stock of ROK International
(400 shares) for 600,000 shares of Designer Wear common stock, and such shares were placed in escrow under an Escrow Agreement dated November 14, 1996 between Designer Wear, ROK International, and Clark & Scholnik, Escrow Agent. As a result of the closing of the DWI/ROK Agreement, 600,000 shares of common stock of Designer Wear were replaced with 1,200,000 shares (of the 5,370,000 shares exchanged in the WINA/DWI Acquisition) of restricted common stock of the Registrant. Pursuant to the DWI/ROK Agreement, at the Closing Date, the 1,200,000 shares of restricted common stock of the Registrant were exchanged for the 400 shares of common stock of ROK International and all of the shares remain in Escrow until Designer Wear satisfies certain financial requirements specified below and ROK International's right to unwind the transaction in the event of nonsatisfaction of such requirements.

Under the DWI/ROK Agreement, after the Closing Date, Designer Wear agreed to advance ROK International a total of $877,654.77, in accordance with ROK International's reasonable cash flow needs on a semi-monthly basis submitted to Designer Wear, subject to the following requirements:

$ 80,000.00 no later than October 22, 1997, as a condition subsequent.

$ 347,654.77 no later than December 31, 1997, as a condition subsequent.

$ 450,000.00 within twelve months.

Designer Wear did not meet its payment of $ 80,000.00 due to ROK International on October 22, 1997. The parties agreed to an extension until November 14, 1997.

Under the DWI/ROK Agreement, Designer Wear agreed to Guarantee ROK International's repayment of certain of its obligations within twelve months after the Closing Date as follows:

$ 537,598.00 to the Estate of Timothy Van Der Molen, a deceased shareholder of ROK International, for funds advanced to ROK International during its startup period. Said amount must be paid to the Estate of Timothy Van Der Molen within twelve months after the Closing Date of the DWI/ROK Agreement.

$ 115,000.00 more or less to the Estate of Harold Van Der Molen, a deceased creditor of ROK International.

At the time of the Closing Date of the DWI/ROK Agreement, Designer Wear advanced and ROK International acknowledged receipt of loans amounting to $ 343,501.13. Designer Wear agreed to reduce this loan balance by $171,750.56 and reclassify said amount as contributions to ROK's capital, therefore, subject to Designer Wear's satisfaction of the above described conditions subsequent, ROK International will no longer be responsible for repayment of that amount. As stated above, Designer Wear was unable to meet its financial commitment for $ 80,000.00 due by October 22, 1997, however, the parties agreed to an extension until November 14, 1997. In connection with said extension, Designer Wear agreed to reduce the balance of the loan due from ROK International of $ 171,750.57 by $ 28,249.44 and reclassify said additional amount as contributions to ROK International's capital. This leaves a balance due to Designer Wear of $ 143,501.13 from ROK International.

If Designer Wear does not fulfill the above described conditions and ROK International terminates the DWI/ROK Agreement, ROK International agreed to repay any and all advances in a five year time period with a five year amortization rate, payment to commence upon the mutual agreement of the parties. Further, Designer Wear and ROK International will each bear their own expenses incurred pursuant to the DWI/ROK Agreement, and each of the parties shall take whatever further actions are required to effect such termination, including but not limited to, instructing the escrow agent to return the shares under the Escrow Agreement to such of the respective parties, and returning all documents, instruments and commercial paper transferred pursuant to the terms and conditions of the DWI/ROK Agreement, unless otherwise provided therein or as mutually agreed between the respective parties, to the owner of, or to the party who originally submitted, such documents, instruments, or commercial paper.

The average bid and asked price of the Registrant's common stock as traded on the NASDAQ Bulletin Board on the Closing Date and the preceding day was the principle followed in determining the amount of such consideration for the DWI/ROK Agreement.

The assets under the DWI/ROK Agreement were acquired from the ROK International shareholders, Laurence Sack and the Estate of Timothy Van Der Molen, each consisting of 200 shares of common stock of ROK International.

The sources of the funds used to fund the DWI/ROK Agreement were derived from third party loans and a private placement of Designer Wear common stock prior to the WINA/DWI Acquisition. After the closing of the WINA/DWI Acquisition, Registrant also contributed funds towards the DWI/ROK Agreement in the form of loans to Designer Wear. The conditions in the DWI/ROK Agreement are expected to be satisfied from loans from the Registrant.

Item  7.	FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS:

1. Audited Financial Statements of Designer Wear for the year ended December 31, 1996.

2. Unaudited Financial Statements of ROK International for the year ended December 31, 1996.

3. Pro Forma Financial Information for the Registrant, Designer Wear and ROK International as follows:

        a.  Pro Forma Condensed Consolidated Balance Sheet
        b.  Pro Forma Condensed Consolidated Statement of Operations
        c.  Pro Forma Condensed Consolidated Statement of Cash Flows

EXHIBITS:

None
































                                DESIGNER WEAR, INC.
                         (A DEVELOPMENT-STAGE COMPANY)
                               FINANCIAL STATEMENTS
                           AUGUST 16, 1996 (INCEPTION)
                               TO DECEMBER 31, 1996























































TABLE OF CONTENTS


Independent Auditor's Report...........................................  2

Financial Statements:

Balance Sheet..........................................................  3

Statement of Operations................................................  4

Statement of Stockholders' Equity......................................  5

Statement of Cash Flows................................................  6

Notes to Financial Statements..........................................  7-12

BURTON & COMPANY, P.A.
                                                Certified Public Accountants
Board of Directors and
Stockholders of Designer Wear, Inc.

We have audited the accompanying balance sheet of Designer Wear, Inc.
(a development-stage company) as of December 31, 1996 and the related statements of operations, stockholders' equity and cash flows for the period August 16, 1996 (inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Designer Wear, Inc., as of December 31, 1996, and the results of its operations and its cash flows for the period August 16, 1996 (inception), to December 31, 1996 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 3 to the financial statements, the Company is in the process of obtaining additional working capital for the future development and marketing of branded merchandise products, whose outcome cannot currently be determined. This condition raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are described in Notes 2 and 3.
The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Sincerely,

/s/  Andre S. Burton, P.A.
Burton & Company, P.A.

February 7, 1997

                                DESIGNER WEAR, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                                  BALANCE SHEET
                                DECEMBER 31, 1996
                                      ASSETS
                                      ------
Current Assets:
        Cash                                                  $       38,566
        Due from Related Parties (Note 4)                             23,456
        Prepaid Expenses                                              30,154
                                                                      ------
                Total Current Assets                                  92,176
                                                                      ------
Property and Equipment, Net (Notes 1 and 4)                           36,278
                                                                      ------
Other Assets:
        Deferred Charges, Net (Notes 1 and 6)                         84,164
        Other Receivables (Notes 2 and 7)                             93,122
                                                                      ------
                Total Other Assets                                   177,286
                                                                     -------
                Total Assets                                  $      305,740
                                                              --------------
                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------
Current Liabilities:
        Accounts Payable and Accrued Expenses                 $       11,850
        Payroll Taxes Payable                                         32,992
                                                                      ------
                Total Current Liabilities                             44,842
                                                                      ------
Contingencies (Notes 2 and 3)
Stockholders' Equity
        Common Stock, $.01 Par Value; 2,150,000
        Shares Authorized, 2,101,000 Shares
         Issued and Outstanding                                       21,010
        Additional Paid-In Capital                    				           327,800
        Accumulated (Deficit) During Development Stage               (87,912)
                                                                     -------
                Total Stockholders' Equity                           260,898
                                                                     -------
                Total Liabilities and Stockholders' Equity    $      305,740
                                                              --------------








SEE INDEPENDENT AUDITORS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                DESIGNER WEAR, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                            AUGUST 16, 1996 (INCEPTION)
                               TO DECEMBER 31, 1996





Revenues:                                                     $            0
                                                              --------------

General and Administrative Expenses                                   87,912
                                                                      ------





        Net (Loss) During Development Stage                   $      (87,912)
                                                              ---------------






























SEE INDEPENDENT AUDITORS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                DESIGNER WEAR, INC.
                          (A DEVELOPMENT-STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                           AUGUST 16, 1996 (INCEPTION)
                              TO DECEMBER 31, 1996



                                                               Accumulated
                                                 Additional  (Deficit) During
                             Common      Stock      Paid-In     Development
                             Shares      Amount     Capital        Stage
                            ---------   --------  ----------  ----------------

Balance, August 16, 1996
        (Inception)                 0   $      0   $       0   $            0

Issuance of Common Stock    2,101,000     21,010     327,800
  Net Loss During
  During Development Stage                                            (87,912)
                            ---------   --------  ----------  ----------------


Balance, December 31, 1996  2,101,000   $ 21,010   $ 327,800   $      (87,912)
                            ---------   --------  ----------  ----------------


























SEE INDEPENDENT AUDITORS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              DESIGNER WEAR, INC.
                        (A DEVELOPMENT-STAGE COMPANY)
                           STATEMENT OF CASH FLOWS
                         AUGUST 16, 1996 (INCEPTION)
                             TO DECEMBER 31, 1996

Cash Flows (Required ) By Operating Activities:
        Net (Loss) During Development Stage                     $     (87,912)
	Adjustment to Reconcile Net (Loss) During Development
	 Stage To Net Cash (Required By) Operating Activities:
            Depreciation                                                  733
            Amortization                                                   57
            (Increase) in Prepaid Expenses                            (30,154)
            (Increase) In Due from Related Parties                    (23,456)
            (Increase) In Deferred Charges                            (84,221)
            Increase) In Accounts Payable and Accrued Expenses         11,850
            Increase In Payroll Taxes Payable                          32,992
                                                                      -------
              Net Cash (Required) by Operating Activities            (180,111)
                                                                     --------
Cash Flows (Required) by Investing Activities:
        Purchases of Property and Equipment                           (37,011)
        (Increase) in Other Receivables                               (93,122)
                                                                      -------

                Net Cash (Required) By Investing Activities          (130,133)
                                                                     --------
Cash Flows Provided from Financing Activities:
        Issuance of Common Stock                                      348,810
                                                                      -------
                Net Cash Provided by Financing Activities             348,810
                                                                      -------
                Net Increase in Cash                            $      38,566

Cash - August 16, 1996 (Inception)                                          0
                                                                       ------
Cash-December 31, 1996                                          $      38,566
                                                                -------------
Supplemental Disclosures of Cash Flow Information:
	Cash Paid During the Year for
          Interest                                              $           0
                                                                -------------
          Income Taxes                                          $           0
	Non-Cash Financing Activities:
          Issuance of  600,000 Shares,
          Par Value, of Common Stock (Note 2)                   $       6,000
                                                                -------------




SEE INDEPENDENT AUDITORS' REPORT AND ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                             DESIGNER WEAR, INC.
                       (A DEVELOPMENT-STAGE COMPANY)
                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding these financial statements. The financial statements and notes are representations of management who is responsible for their integrity and objectivity. The accounting policies used conform to generally accepted accounting principles and have been consistently applied in the preparation of these financial statements.

ORGANIZATION AND NATURE OF BUSINESS

Designer Wear, Inc. (The Company) was incorporated in the state of Florida on August 16, 1996. The Company is engaged in the acquisition of license agreements for the design, contract manufacturing, sale and worldwide distribution of branded merchandise products.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company has adopted Statement of Financial Accounting Standards No. 107 "Disclosure About Fair Value of Financial Instruments", which requires the disclosure of the fair value of off-and-on balance sheet financial instruments. Unless otherwise indicated, the fair values of all reported assets and liabilities, which represent financial instruments (none of which are held for trading purposes), approximate the carrying values of such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at historical cost. Depreciation of property and equipment is provided on the straight-line method over the estimated useful lives of the related assets.

                            DESIGNER WEAR, INC.
                      (A DEVELOPMENT-STAGE COMPANY)
                      NOTES FO FINANCIAL STATEMENTS
                            DECEMBER 31, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT (CONTINUED)

Maintenance and repairs are charged to operations. Additions and betterments which extend the useful lives of the assets are capitalized. Upon retirement or disposal of the property and equipment, the cost and accumulated depreciation are eliminated from the accounts, and, the resulting gain or loss is reflected in operations.

DEFERRED CHARGES

Costs related to the acquisition of licensing agreements, design of branded merchandise products and financing costs, incurred prior to the commencement of operations, are deferred. Operations are deemed to commence upon the issuance of the initial purchase order for mass production. Deferred charges are amortized using the straight-line method over five years for organization costs and three years for start-up-costs.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires the establishment of a deferred tax asset or liability for the recognition of future deductions or taxable amounts, and operating loss and tax credit carry forwards. Deferred tax expense or benefit is recognized as a
result of the change   in the deferred asset or liability during the year.  If
necessary, the Company will establish a valuation allowance to reduce any deferred tax asset to an amount which will, more likely than not, be realized.


NOTE 2 - DEVELOPMENT-STAGE OPERATIONS

	OPERATIONS

On August 21, 1996, The Company entered into a branded merchandise license agreement with the James Dean Foundation Trust (the Licensor) for the design, sale, contract manufacturing and worldwide distribution of socks, with an approximate retail price of $30.000 per dozen. The terms of this agreement, expiring December 31, 1998, will be automatically extended for an additional year subject to certain guaranteed minimum royalty payments. Thirty days after the close of a calendar quarter, the Company shall pay royalties of $1.50 per unit, but in no event less than ten percent (10%) of the "standard wholesale price", to the Licensor. The Company has paid an advance royalty of $10,000 for the first calendar year of the contract (1997), and guarantees annual
royalties of at least   $10,000 for the second year (1998), and any renewals
of this agreement.

                             DESIGNER WEAR, INC.
                        (A DEVELOPMENT-STAGE COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 2 - DEVELOPMENT-STAGE OPERATIONS (CONTINUED)

In November 1996, the Company commenced negotiations with CMG Worldwide, the licensing agent for the James Dean Foundation Trust, for the acquisition of a branded licensing agreement for denim products throughout North America and Europe. The outcome of these negotiations, subject to Licensor approval of a comprehensive marketing proposal and adequate financing, cannot currently be determined.

On December 20, 1996, the Company entered into a joint venture and joint venture financing agreement with ROK International, Inc. (ROK), a Florida corporation.

	JOINT VENTURE AGREEMENT

The Company, a 49% profit participant, and ROK have formed a two-year joint venture for the promotion, development, and marketing of products under an all inclusive, March 1, 1996, branded merchandise agreement between ROK (Licensee) and Smith & Wesson Corporation (Licensor). In the event a public entity (see Financing Arrangements) acquires the Company and ROK, this joint venture agreement shall terminate.

	JOINT VENTURE FINANCING AGREEMENT

Under the terms of this agreement, the Company has advanced ROK $93,122 as of December 31, 1996, and has agreed to further advance a maximum of $ 300,000 during a two-month period ending February 28, 1997. In addition, the Company has guaranteed the repayment of approximately $ 645,000 non-interest bearing stockholder loans of ROK. These loans are due and payable prior to June 20, 1998. In the event of termination of the joint venture financing agreement, occurring by written acknowledgment of all parties to the agreement, ROK has agreed to repay all advances made by the Company, including interest at prime plus 1% within three years from the date of termination.

	FINANCING ARRANGEMENTS

In December 1996, the Company commenced negotiations with an inactive public company (the public entity). Under the proposed terms of these negotiations, the Company will be acquired as a wholly-owned subsidiary of the public entity. The shareholders shall exchange 100% of the issued and outstanding shares of the Company in return for an equal number of shares of the public entity. Upon execution of a formal agreement, current officers and directors of the Company shall be appointed as officers and directors of the public entity. Management is of the opinion, that upon the formation of the public entity, it will have greater resources to raise significant amounts of capital through the public sale and issuance of additional shares of stock.

                             DESIGNER WEAR, INC.
                        (A DEVELOPMENT-STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 2 - DEVELOPMENT-STAGE OPERATIONS (CONTINUED)

	LETTER OF INTENT

Pursuant to a December 20, 1996 letter of intent, between the Company and ROK 600,000 shares, at par value, of the Company have been issued and held in escrow in the names of the shareholders of ROK. In addition, ROK has put 400 shares, representing 100% of its authorized, issued and outstanding shares of stock, into an escrow account. Upon the execution of the proposed acquisition of the Company, and approval by the Board of Directors of the public entity, the 600,000 shares and the 400 shares shall be exchanged. ROK will then become a 100% wholly-owned subsidiary of the public entity. Management anticipates the completion of its financing activities and has accounted for the $ 6,000 cost of these shares as a deferred charge. The outcome of these events cannot currently be determined.

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which considers continuation of the company as a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As shown in the financial statements, the Company is a development-stage company with no current revenues. In addition, the Company must raise a significant amount of capital for the future development and marketing of its line of branded merchandise products. These factors raise substantial doubt about the Company's ability to continue as a going concern.

Management believes that the Company will generate significant sales in future years. In addition, the Company plans to raise significant capital through the issuance of stock after the completion of its acquisition by a public entity, (see Note 2). The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 4 - RELATED-PARTY TRANSACTIONS

As of December 31, 1996, the Company had the following related-party transactions:

During the period the Company made advances, net of reimbursements, of $ 23,456 to SBH Specialties, Inc., a Florida corporation, whose officers and stockholders are also officers and stockholders of the Company. On December 31, 1996, SBH Specialties, Inc. signed a promissory note, payable on demand, bearing interest at 8% per year.

                             DESIGNER WEAR, INC.
                       (A DEVELOPMENT STAGE COMPANY)
                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996


NOTE 4 - RELATED-PARTY TRANSACTIONS (CONTINUED)

The Company leases office space for $2,500 per month under a month-to-month operating lease from UMA, Inc., a Florida corporation, whose officers and stockholders are also officers and stockholders of the Company. Rent expense through December 31, 1996 amounted to $10,000. Rent and other insignificant rent-related expenses have been offset against the advances to SBH Specialties, Inc.

NOTE 5 - PROPERTY AND EQUIPMENT

A summary of property and equipment at December 31, 1996 is as follows:

                                                       Estimated Useful Lives

        Furniture and Fixtures          $     9,857            5 Years
        Computer Equipment                   20,198            5 Years
        Dies, Molds and Plates                6,956            5 Years
                                              -----
                  Total Cost            $    37,011

        Less:  Accumulated Depreciation         733
                                               ----
                                        $    36,278
                                        -----------

                             DESIGNER WEAR, INC.
                       (A DEVELOPMENT-STAGE COMPANY)
                       NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1996


NOTE 6 - DEFERRED CHARGES

At December 31, 1996 deferred charges consist of the following:

            Organization Costs             $           679
            Design Costs                            28,645
            License Acquisition Costs               27,157
            Financing Costs                         27,740
                                                    ------
                Total Cost                          84,221

        Less: Accumulated Amortization-
              Organization Costs                        57
                                                    ------
                                           $        84,164
                                           ---------------

NOTE 7 - OTHER RECEIVABLES

As of December 31, 1996, advances to ROK of $ 93,122, under a joint venture financing agreement, as described in Note 2, have been presented in the accompanying financial statements as a non-interest bearing, non-current receivable.

                              ROK INTERNATIONAL, INC.
                               FINANCIAL STATEMENTS
                                  JANUARY 1, 1996
                                        TO
                                 DECEMBER 31, 1996
                                    (UNAUDITED)








































                              ROK INTERNATIONAL, INC.
                                   BALANCE SHEET
                                 DECEMBER 31, 1996
                                    (Unaudited)
                                       ASSETS
                                       ------
Current Assets
        Cash                                                 $            578
        Inventory                                                      96,435
        Prepaid Expenses                                               37,500
                                                                       ------
                Total Current Assets                                  134,513
                                                                      -------
Property and Equipment, Net of
        $ 453 Accumulated Depreciation                                  2,719
                                                                        -----
Other Assets
        Deposits                                                        1,261
        Loans  to Stockholder                                          41,694
        Advances - Commissions                                         62,805
                                                                       ------
                Total Other Assets                                    105,760
                                                                      -------
                Total Assets                                 $        242,992
                                                             ----------------
                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
        Accounts Payable and Accrued Expenses                $         90,500
        Payroll Taxes Payable                                          12,296
        Loans Payable                                                 178,233
                                                                      -------
                Total Current Liabilities                    $        281,029
                                                             ----------------
Long - Term Liabilities
        Note Payable - Estate of Stockholder                          572,248
                                                                      -------
                Total Liabilities                            $        853,277
                                                             ----------------
Stockholders' Equity
	Common Stock, $1.00 Par Value; 400
        Shares Authorized and Outstanding                                 400
        Accumulated (Deficit)                                        (585,254)
                                                                     --------
                Total                                                (584,854)

        Less:  Cost of Treasury Stock Acquired                         25,431
                                                                       ------
                Total Stockholders' (Deficit)                $       (610,285)
                                                             ----------------

                Total Liabilities and Stockholders (Deficit) $        242,992
                                                             ----------------






                              ROK INTERNATIONAL, INC.
                              STATEMENT OF OPERATIONS
                                For the Year Ended
                                DECEMBER 31, 1996
                                    (Unaudited)



Revenues                                                     $          6,248
                                                             ----------------
Operating Expenses
        Cost of Goods Sold                                              8,126
        Sales and Marketing Expenses                                   92,558
        General and Administration Expenses                           192,814
        Depreciation                                                      453
                                                                      -------
                                                                      293,951
                                                                      -------
                        Net (Loss) for the Period            $       (287,703)
                                                             ----------------







































                              ROK INTERNATIONAL, INC.
                         STATEMENT OF STOCKHOLDERS' EQUITY
                                For The Year  Ended
                                DECEMBER  31, 1997
                                    (Unaudited)


                                Common     Stock      Treasury    Accumulated
                                Shares     Amount     Stock       (Deficit)
                                ------     ------     --------    -----------

Balance January 1, 1996            100     $  100     $ 25,431    $  (297,551)

Issuance of Common Stock           300        300

Net Loss for the Period                                              (287,703)
                                ------     ------     --------    -----------
Balance, December 31, 1996         400     $  400     $ 25,431    $  (585,254)
                                ------     ------     --------    -----------








































                              ROK INTERNATIONAL, INC.
                              STATEMENT OF CASH FLOWS
                                For the Year Ended
                                DECEMBER 31, 1996
                                   (Unaudited)


Cash Flows (Required) By Operating Activities
        Net (Loss)                                            $      (287,703)
	Adjustment to Reconcile Net (Loss) to
	Net Cash (Required by) Operating Activities
          Depreciation                                                    453
          (Increase) in Prepaid Expenses                              (37,500)
          Increase in Accounts Payable and Accrued Expenses            41,364
          Increase in Payroll Taxes Payable                            11,017
                                                                       ------
            Net Cash (Required by Operating Activities        $      (272,369)
                                                              ---------------
Cash Flows (Required) by Investing Activities
        Purchases of Property and Equipment                            (3,172)
        (Increase) in Loans Receivable                                (41,694)
                                                                       ------
            Net Cash  (Required) by Investing  Activities     $       (44,866)
                                                              ---------------
Cash Flows Provided from Financing Activities
       	Issuance of Common Stock                                          300
        Increase In Loans Payable                                     263,575
                                                                      -------
            Net Cash Provided by Financing Activities         $       263,875
                                                              ---------------
            Net (Decrease) in Cash                            $       (53,360)

Cash - Beginning of Period                                             53,938
                                                                       ------
Cash - December 31, 1996                                      $           578
                                                              ---------------
Supplemental Disclosures of Cash Flow Information
	Cash Paid During the Year for:
                Interest                                      $         1,242
                                                              ---------------
                Income Taxes                                  $             0
                                                              ---------------
















                WINNERS ALL INTERNATIONAL, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                                   (Unaudited)
                                     ASSETS
                                     ------
Current Assets
  Cash                                                        $        39,143
  Due from Related Parties                                             23,456
  Inventory                                                            96,435
  Prepaid Expenses                                                     67,654
                                                                       ------
                Total Current Assets                          $       226,688
                                                              ---------------
Property and Equipment, Net                                            38,997
Other Assets
  Investment in Wholly-Owned Subsidiaries                           3,423,097
  Deferred Charges                                                     84,164
  Deposits                                                              1,261
  Other Receivable                                                     62,805
  Loan to Stockholder                                                  41,694
                                                                       ------
                Total Other Assets                            $     3,613,021
                                                              ---------------
                Total Assets                                  $     3,878,706
                                                              ---------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------
Current Liabilities
  Accounts Payable and Accrued Expenses                               972,428
  Payroll Taxes Payable                                                45,288
  Loans Payable                                                        85,110
                                                                      -------
                Total Current Liabilities                     $     1,102,826
                                                              ---------------
Long Term Liabilities
  Loans Payable Estate of Stockholder                                 572,248
                                                                      -------
                Total Liabilities                             $     1,675,074
                                                              ---------------

Commitments and Contingencies                                               0
Stockholders' Equity
  Preferred Stock, $1.00 Par Value; 2,000,000 Shares
  Authorized; Series A Convertible, 750,000 Shares
  Authorized; Issued & Outstanding, 62,500 Shares Unconverted          55,035

  Common Stock $.01 Par Value;  60,000,000 Shares Authorized;
    21,041,756 Shares Issued and Outstanding                          210,417

  Additional Paid In Capital                                       11,034,124

  Accumulated (Deficit)                                            (9,095,944)
                                                                   ----------
                Total Stockholder's Equity                    $     2,203,632
                                                              ---------------
                Total Liabilities and Stockholders' Equity    $     3,878,706
                                                              ---------------


                WINNERS ALL INTERNATIONAL, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                For the Year Ended
                                DECEMBER 31, 1996
                                   (Unaudited)

Revenues                                                      $         6,248
                                                              ---------------
Costs and Expenses
  Cost of Goods Sold                                                    8,126
  Sales, General and Administrative                                   398,669
  Depreciation and Amortization                                         1,243
                                                                       ------
               Total Costs and Expenses                       $       408,038
                                                              ---------------

Operating (Loss)                                                    ( 401,790)

Other Income (Expense)
  Reserve for Contingencies                                   $       200,000
                                                              ---------------

Net (Loss) For the Period                                     $      (601,790)
                                                              ---------------


































                WINNERS ALL INTERNATIONAL, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                For the Year Ended
                                DECEMBER 31, 1996
                                   (Unaudited)

Cash Flows (Required) by Operating Activities:
        Net (Loss)                                            $      (601,790)
 	Adjustment to Reconcile Net (Loss) to
	Net Cash (Required by) Operating Activities:
            Depreciation                                                1,186
            Amortization                                                   57
            (Increase) in Prepaid Expenses                            (67,654)
            (Increase) in Due from Related Parties                    (23,456)
            (Increase) in Deferred Charges                            (84,221)
            Increase in Accounts Payable and Accrued Expenses         279,389
            Increase in Payroll Taxes Payable                          44,009
                                                                      -------
                Net Cash (Required) by Operating Activities   $      (452,480)
                                                              ---------------
Cash Flows (Required) by Investing Activities:
        Purchases of Property and Equipment                           (40,183)
        (Increase) in Loans Receivables                               (41,694)
                                                                      -------
                Net Cash (Required) by Investing Activities   $       (81,877)
                                                              ---------------
Cash Flows Provided from Financing Activities:
        Issuance of Common Stock                                      349,110
        Increase in Loans Payable                                     170,451
                                                                      -------
                Net Cash Provided by Financing Activities     $       519,561
                                                              ---------------
                Net (Decrease) in Cash                        $       (14,794)

Cash - Beginning of Period                                    $        53,938
                                                              ---------------
Cash - December 31, 1996                                      $        39,144
                                                              ---------------
Supplemental Disclosures of Cash Flow Information:
	Cash Paid During the Year for:
                Interest                                      $         1,242
                                                              ---------------
                Income Taxes                                  $             0
                                                              ---------------
	Non-Cash Financing Activities:
                Issuance of 600,000 Shares,
                Par Value of Common Stock                     $         6,000
		Issuance of 5,370,000 Shares	of
                Common Stock at $.483 - Designer Wear, Inc.
                Acquisition                                         2,593,710
		Issuance of 1,200,000 Shares of
		Common Stock at $.40 - ROK International, Inc.
                Acquisition                                           480,000
                                                                      -------
                                                              $     3,079,710
                                                              ---------------






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Winners All International, Inc.
					  (Registrant)


/s/  Howard Weiser
------------------
By:	Howard Weiser
President and Chairman of the Board



Date:	October 23, 1997